Other Income, Net Other Income, Net (Tables)	12 Months Ended
Sep. 27, 2013
Nonoperating Income (Expense) [Abstract]
Schedule of Other Nonoperating Income (Expense)
Other income, net was comprised of the following:

(Dollars in Millions)	2013	2012	2011
Income under Tyco tax sharing agreement (note 20)	$71	$30	$29
Gain (loss) on investments, net	33	4	(7)
Loss on early retirement of debt	(20)	(9)	—
Gain on demutualization of insurance carrier	5	—	—
Other income, net	$89	$25	$22